FOR IMMEDIATE RELEASE


                       PRECEPT BUSINESS SERVICES ANNOUNCES
                            FY 1998 OPERATING RESULTS

         COMPANY WELL-POSITIONED AS CONSOLIDATOR IN $20 BILLION GRAPHICS
               AND $4 BILLION CORPORATE TRANSPORTATION INDUSTRIES

DALLAS, Texas (August 18, 1998) - Precept Business Services, Inc. (NASDAQ:
"PBSIA") the nation's largest independent distributor of printed business products and document management services, today announced operating results for its fourth quarter and fiscal year ended June 30, 1998.

Precept's operating income for the fourth quarter of 1998 increased by 306% to $1.4 million and its EBITDA, a measure of operating cash flow, increased by 452% to $2.0 million. For the full fiscal (FY) 1998, Precept's operating income increased 50% to $3.9 million and its EBITDA increased to $5.3 million from $0.6 million.

For the fourth quarter ended June 30, 1998, the Company's revenues increased 18% ($6.1 million) to $33.5 million, when compared with revenues of $28.4 million in the fourth quarter of FY 1997. Revenues from the Company's products businesses rose $2.9 million from the year-earlier period, while revenues from Precept's transportation division increased $2.2 million, reflecting acquisition of the limousine and livery operations of U. S. Transportation Systems in a merger which was completed in March 1998.

Cross profit during the fourth quarter of FY 1998 increased 32% to $9.6 million (28.6% of revenues), versus $7.3 million (25.5% of revenues) in the same quarter last year. Selling, general and administrative (SG&A) expenses in the fourth quarter of 1998 amounted to 22.9% of revenues, an increase from 22.2% a year earlier. The $1.4 million increase in SG&A expenses reflected higher operating costs associated with businesses acquired during the 1998 fiscal year.

Net income from continuing operations for the quarter ended June 30, 1998 increased 381% to $592,809 ($0.01 per share), compared with net income of $137,710 ($0.00 per share). Earnings per share were calculated on 52.2 million average shares of common stock outstanding during the most recent quarter, versus 42.6 million shares in the prior-year period. The increase in common shares outstanding was primarily due to the issuance of additional common stock in the acquisition of U. S. Transportation Systems.

For the fiscal year ended June 30, 1998, revenues approximated $123.0 million, which represented a 6% increase when compared with FY 1997 revenues of $115.9 million. The higher revenues for FY 1998 primarily reflect the impact of business products distribution and transportation companies acquired during the past twelve months.

Gross profit of $37.7 million in FY 1998 compared with $36.2 million in the previous fiscal year while the SG&A expense ratio improved to 26.0% of revenues, versus 27.4% in FY 1997. Net income from continuing operations reached $1,185,814 ($0.03 per share) in the fiscal year ended June 30, 1998 compared with net income from continuing operations of $1,155,790 ($0.03 per share) in the previous fiscal year.

"During Precept's first quarter operating as a public company and as a consolidator in the business products and transportation industries, Precept realized solid revenue and EBITDA growth as well as improved earnings per share," stated David Neely, Precept's chairman and chief executive officer. "The fourth quarter reflects our success as an aggressive consolidator."

"Fiscal 1998 was a very important year for Precept Business Services, Inc.," commented Neely. "Not only were we able to report an increase in net income during a very difficult year in the printed business products industry, but we completed a number of significant acquisitions and became a publicly traded company through our acquisition of U. S. Transportation Systems."

During the last quarter of FY 1998, the Company announced the acquisitions of Infographix and MBF Corporation, two business products distribution companies based in Boston, Massachusetts and Monroe, Louisiana, respectively. Since the end of its 1998 fiscal year, the Company has acquired two additional business products distribution businesses in Salt Lake City, Utah and Houston, Texas.

"Our annualized revenue 'run rate' now exceeds $130 million, and we believe that Precept is ideally positioned to move forward aggressively to consolidate the highly fragmented graphics and corporate transportation industries," continued Neely. "Our objectives in Fiscal 1999 are focused upon improving operating margins and realizing important economies from the acquisitions completed during the past year, while continuing to make strategic acquisitions on a selective basis."

Precept Business Services, Inc. is the nation's largest nationwide independent distributor of printed business products and document management services. The Company also provides corporate transportation services in Texas, New York, Ohio and Michigan. Recent acquisitions have diversified the Company's revenue base and positioned Precept as a consolidator within the $20 billion business products and document management services industry, and the $4 billion corporate transportation industry. The Company is headquartered in Dallas, Texas and its common stock is traded on NASDAQ under the symbol "PBSIA".

THIS PRESS RELEASE INCLUDE STATEMENTS WHICH MAY CONSTITUTE "FORWARD-LOOKING" STATEMENTS, USUALLY CONTAINING THE WORDS "BELIEVE", "ESTIMATE", "PROJECT", "EXPECT" OR SIMILAR EXPRESSIONS. THESE STATEMENTS ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS. FACTORS THAT WOULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, CONTINUED ACCEPTANCE OF THE COMPANY'S PRODUCTS IN THE MARKETPLACE, COMPETITIVE FACTORS, DEPENDENCE UPON THIRD-PARTY VENDORS, AND OTHER RISKS DETAILED IN THE COMPANY'S PERIODIC REPORT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. BY MAKING THESE FORWARD-LOOKING STATEMENTS, THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE THESE STATEMENTS FOR REVISIONS OR CHANGES AFTER THE DATE OF THIS RELEASE.

                    FOR FURTHER INFORMATION, PLEASE CONTACT:

                       BILL SOLOMON, CFO AT (214)-754-6620

      R. JERRY FALKNER, CFA, INVESTOR RELATIONS COUNSEL AT (800) 377-9893

                          (FINANCIAL HIGHLIGHTS FOLLOW)

                         PRECEPT BUSINESS SERVICES, INC.
             CONDENSED CONSOLIDATED STATEMENTS OF OPERATING RESULTS
                      QUARTER ENDED JUNE 30, 1998 AND 1997
                                   (Unaudited)


                                                   1998          1997
                                                -----------   -----------
Revenue:
   Business products                            $29,609,538   $26,702,946
   Transportation and other                       3,919,871     1,695,584
                                                -----------   -----------
                                                 33,529,409    28,398,530
                                                -----------   -----------

Costs and expenses:
   Cost of goods sold                            23,933,268    21,144,189
   Selling, general and administrative            7,671,384     6,312,423
   Depreciation and amortization                    547,655       491,947
                                                -----------   -----------
                                                 32,152,307    27,948,559
                                                -----------   -----------

Operating income                                  1,377,102       449,971

Interest and other expense (income)                 389,087       190,779
                                                -----------   -----------

Income from continuing operations                   988,015       259,192

Provision for income taxes                          395,206       121,482
                                                -----------   -----------

Net income from continuing operations               592,809       137,710

Loss from discontinued operations and disposal
   of discontinued operations                       (33,023)     (497,971)
                                                -----------   -----------

Net income (loss)                               $   559,786   $  (360,261)
                                                -----------   -----------
                                                -----------   -----------

Basic income per share data:
   Income from continuing operations            $      0.01   $      --
   Loss from discontinued operations                   --           (0.01)
                                                -----------   -----------
   Basic income (loss) per common share         $      0.01   $     (0.01)
                                                -----------   -----------
                                                -----------   -----------

   Weighted average common shares outstanding    52,235,880    42,623,332
                                                -----------   -----------
                                                -----------   -----------

Diluted income per share data:
   Income from continuing operations            $      0.01   $      --
   Loss from discontinued operations                   --           (0.01)
                                                -----------   -----------
   Basic income (loss) per common share         $      0.01   $     (0.01)
                                                -----------   -----------
                                                -----------   -----------

   Weighted average common shares outstanding    53,045,559    42,623,332
                                                -----------   -----------
                                                -----------   -----------

EBITDA                                          $ 2,006,538   $   443,947
                                                -----------   -----------
                                                -----------   -----------

                         PRECEPT BUSINESS SERVICES, INC.
             CONDENSED CONSOLIDATED STATEMENTS OF OPERATING RESULTS
                    FISCAL YEARS ENDED JUNE 30, 1998 AND 1997
                                   (Unaudited)

                                                    1998           1997
                                                ------------   ------------
Revenue:
   Business products                            $113,536,213   $109,396,670
   Transportation and other                        9,455,575      6,565,838
                                                ------------   ------------
                                                 122,991,788    115,962,508
                                                ------------   ------------

Costs and expenses:
   Cost of goods sold                             85,281,274     79,729,325
   Selling, general and administrative            31,959,950     31,843,921
   Depreciation and amortization                   1,837,109      1,787,624
                                                ------------   ------------
                                                 119,078,333    113,360,870
                                                ------------   ------------

Operating income                                   3,913,455      2,601,638

Interest and other expense (income)                1,937,098        617,750
                                                ------------   ------------

Income from continuing operations                  1,976,357      1,983,889

Provision for income taxes                           790,543        828,099
                                                ------------   ------------

Net income from continuing operations              1,185,814      1,155,790

Loss from discontinued operations and disposal
   of discontinued operations                       (467,393)    (3,839,082)
                                                ------------   ------------

Net income (loss)                               $    718,421   $ (2,683,292)
                                                ------------   ------------
                                                ------------   ------------

Basic income per share data:
   Income from continuing operations            $       0.03   $       0.03
   Loss from discontinued operations                   (0.01)         (0.09)
                                                ------------   ------------
   Basic income (loss) per common share         $       0.02   $      (0.06)
                                                ------------   ------------
                                                ------------   ------------

   Weighted average common shares outstanding     45,362,272     42,623,332
                                                ------------   ------------
                                                ------------   ------------

Diluted income per share data:
   Income from continuing operations            $       0.03   $       0.03
   Loss from discontinued operations                   (0.01)         (0.09)
                                                ------------   ------------
   Basic income (loss) per common share         $       0.02   $      (0.06)
                                                ------------   ------------
                                                ------------   ------------

   Weighted average common shares outstanding     46,190,596     42,623,332
                                                ------------   ------------
                                                ------------   ------------

EBITDA                                          $  5,301,548   $    554,391
                                                ------------   ------------
                                                ------------   ------------

                         PRECEPT BUSINESS SERVICES, INC
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             JUNE 30, 1998 AND 1997
                                   (Unaudited)

                                                   1998          1997
                                                -----------   -----------
                             ASSETS
Current assets:
   Cash and cash equivalents                    $ 2,291,303   $ 2,432,202
   Trade accounts receivable                     16,782,141    14,190,979
   Inventories                                    5,133,484     3,225,470
   Prepaid expenses and other current assets      2,839,632     3,353,418
   Net assets of discontinued operations          1,115,125     3,560,246
                                                -----------   -----------
      Total current assets                       28,161,685    26,762,315

Property, plant and equipment, net                6,345,317     3,475,389
Goodwill and other intangible assets, net        19,732,593     5,039,906
Other assets                                      3,663,488     2,013,936
                                                -----------   -----------

   Total assets                                 $57,903,083   $37,291,546
                                                -----------   -----------
                                                -----------   -----------

              LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                             $ 6,603,316   $ 5,964,754
   Accrued liabilities                            7,791,066     4,922,140
   Notes payable and current portion of
      long-term debt                              1,421,477     2,477,450
                                                -----------   -----------
      Total current liabilities                  15,815,860    13,364,344

Long-term debt                                   20,084,756     7,820,773

Shareholders' equity:
   Common stock                                     522,357       491,145
   Paid in capital                               21,703,022    17,377,653
   Accumulated deficit                              (31,641)     (750,062)
   Treasury stock                                  (191,271)     (191,271)
   Shareholder notes receivable                        --        (821,036)
                                                -----------   -----------
      Total shareholders' equity                 22,002,467    16,106,428
                                                -----------   -----------

      Total liabilities and shareholders'
        equity                                  $57,903,083   $37,291,546
                                                -----------   -----------
                                                -----------   -----------